Exhibit 99.1

National Penn Bancshares, Inc. Reports
Second Quarter 2015 Results

Company Release - July 23, 2015

•	Earnings per diluted share of $0.19 for the second quarter of 2015 compared to $0.19 for the prior quarter

•	Earnings per diluted share of $0.38 for the first half of 2015 increases 8.6% from the same period last year

•	Return on average assets of 1.14% and return on tangible common equity of 13.32% for the second quarter of 2015

•	Commercial loans increased approximately 5% on an annualized basis from the prior quarter

•	Operating expenses remain well controlled; second quarter efficiency ratio of 57%

•	Sustained strength in asset quality and capital levels

•	Third quarter 2015 cash dividend of $0.11 cents per common share declared

Allentown, Pa. July 23, 2015 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported net income of $27.2 million, or $0.19 per diluted share, for the second quarter of 2015, compared to $26.7 million or $0.19 per diluted share in the first quarter of 2015. Net income for the first half of 2015 was $54.0 million compared to $48.9 million in the prior year period, while earnings per diluted share of $0.38 for the first half of 2015 increased 8.6% from the comparable period last year. Return on average assets was 1.14% and return on tangible common equity was 13.14%, for the first six months of 2015.

“We are pleased with the consistency of our operating performance in this continued low interest rate environment,” said Scott V. Fainor, president and CEO of National Penn. “The strength of our balance sheet continues to position us well to manage capital and to create long-term shareholder value.”

Net Interest Margin
Net interest income was $66.8 million for the second quarter of 2015, compared to $68.7 million for the first quarter of 2015. Excluding the benefit of a non-recurring investment income last quarter, our net interest margin of 3.24% for the second quarter of 2015 declined 8 basis points from the prior quarter. The net interest margin was further impacted by increased mortgage prepayment speeds and refinancing, as mortgage rates declined further towards the latter part of the first quarter.

On an annualized basis, period end commercial loans increased approximately 5% while consumer loans increased approximately 3% from last quarter. Based upon the higher level of mortgage refinance activity and the low interest rate environment, our mortgage originations increased by approximately one third in the first half of 2015. However, consistent with our interest rate risk profile and our strategy to sell long-term fixed rate mortgage loans, balances in the mortgage loan portfolio decreased approximately 9% (annualized basis) during this quarter and consistent with the trend for the first six months of 2015.

Asset Quality
Non-performing loans decreased 19% from last quarter, resulting in the allowance for loan losses to increase to 180% of non-performing loans at June 30, 2015, compared to 154% at the end of last quarter. While non-performing loans to loans decreased to 0.76% at the end of the second quarter from 0.95% at the end of last quarter, net charge-offs totaled $5.9 million this quarter compared to $1.9 million last quarter, as the second quarter reflects the resolution of a large non-performing commercial loan for which a specific loan loss reserve was recorded in the fourth quarter of last year. The provision for loan losses of $1.0 million for the second quarter was consistent with the prior quarter.

Other Income and Operating Expenses
Non-interest income totaled $24.7 million in the second quarter of 2015, compared to $22.9 million in the first quarter of 2015, driven primarily by the increase in the previously discussed mortgage banking activity, coupled with increases in wealth management income and electronic banking fees.

National Penn continues to effectively manage its operating expenses, as evidenced by an efficiency ratio of 57% this quarter and for the first six months of 2015. The level of full-time equivalent employees for the second quarter of 2015 remained at the same level as the second quarter of 2014, despite the acquisition of TF Financial in the fourth quarter of 2014.

Capital
At June 30, 2015, the strength of National Penn’s balance sheet was further evidenced by Tier 1 common and tangible common equity to tangible assets ratios of 12.06% and 8.90%, respectively.

As previously announced, National Penn’s Board of Directors declared a third quarter cash dividend of eleven cents ($0.11) per common share, to shareholders of record as of Monday, August 3, 2015, payable on Monday, August 17, 2015.

“Although the net interest margin compression was greater than anticipated this quarter due to the mortgage refinance activity, we remain focused on managing our net interest margin and controlling operating expenses while leveraging capital based on the strength of our balance sheet,” said Scott V. Fainor. “Our team remains focused on executing on strategies to enhance long-term shareholder value.”

Investor Contact:    Michael J. Hughes
(484) 709-3305 or michael.hughes@nationalpenn.com

Media Contact:        Jacklyn Bingaman
(610) 674-1325 or jacklyn.bingaman@nationalpenn.com

# # #

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with approximately $9.6 billion in assets, is a bank holding company headquartered in Allentown, Pennsylvania.  National Penn Bank operates 124 branch offices throughout Pennsylvania, New Jersey and Maryland.

National Penn’s financial services affiliates are National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; Institutional Advisors LLC; and National Penn Insurance Services Group, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

Statement Regarding Non-GAAP Financial Measures

This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

•
Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company’s tangible capital trends.

•	Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.

•
Adjusted net income and adjusted return on average assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and adjusted return on average assets provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.

•
Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.

Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Cautionary Statement Regarding Forward-Looking Information
This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.
National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn’s regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, the geographic concentration of National Penn’s operations, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn’s security systems, the development and maintenance of National Penn’s information technology, potential dilution of National Penn’s shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party. These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 6/30/2015

Unaudited, dollars in thousands except share and per share data
	As of
	6/30/2015	3/31/2015	6/30/2014
SUMMARY BALANCE SHEET
Total assets	$9,604,314	$9,597,954	$8,618,373
Investment securities and other securities	2,507,615	2,537,170	2,420,509
Total loans	6,168,481	6,131,444	5,406,031
Deposits	6,733,484	6,697,262	6,108,483
Borrowings	1,631,537	1,660,576	1,316,253
Shareholders' equity	1,137,678	1,131,095	1,101,408
Tangible book value per common share (2)	$5.90	$5.86	$6.02
Tangible common equity / tangible assets (2)	8.90%	8.83%	10.03%

	Three Months Ended			Six Months Ended
	6/30/2015	3/31/2015	6/30/2014	6/30/2015	6/30/2014
EARNINGS
Total interest income	$75,417	$77,094	$70,528	$152,511	$140,661
Total interest expense	8,582	8,412	7,577	16,994	15,421
Net interest income	66,835	68,682	62,951	135,517	125,240
Provision for loan losses	1,000	1,000	—	2,000	1,251
Net interest income after provision for loan losses	65,835	67,682	62,951	133,517	123,989
Net gains on investment securities	—	—	—	—	8
Other non-interest income	24,687	22,930	24,396	47,617	45,866
Other non-interest expense	53,960	54,582	52,114	108,542	104,451
Income before income taxes	36,562	36,030	35,233	72,592	65,412
Income tax expense	9,324	9,303	9,034	18,627	16,503
Net income	$27,238	$26,727	$26,199	$53,965	$48,909

PERFORMANCE RATIOS
Net interest margin	3.24%	3.36%	3.43%	3.30%	3.43%
Return on average assets	1.14%	1.14%	1.23%	1.14%	1.16%
Return on average shareholders' equity	9.66%	9.45%	9.67%	9.55%	9.04%
Return on average tangible common equity (1)	13.32%	12.96%	12.77%	13.14%	11.94%
Efficiency ratio (4)	56.59%	57.10%	57.02%	56.85%	58.28%

PER SHARE
Basic earnings	$0.19	$0.19	$0.19	$0.38	$0.35
Diluted earnings	0.19	0.19	0.19	0.38	0.35
Dividends	0.11	0.11	0.10	0.22	0.20
Average shares - basic	140,126,314	142,911,230	139,191,923	141,511,079	140,270,062
Average shares - diluted	140,752,713	143,513,420	139,719,980	142,125,440	140,792,564

(1) RECONCILIATION TABLES FOR NON-GAAP FINANCIAL MEASURES
	Three Months Ended			Six Months Ended
	6/30/2015	3/31/2015	6/30/2014	6/30/2015	6/30/2014
Return on average tangible common equity
Return on average shareholders' equity	9.66%	9.45%	9.67%	9.55%	9.04%
Effect of goodwill and intangibles	3.66%	3.51%	3.10%	3.59%	2.90%
Return on average tangible common equity	13.32%	12.96%	12.77%	13.14%	11.94%
Average tangible equity
Average shareholders' equity	$1,130,896	$1,147,152	$1,087,204	$1,138,979	$1,090,482
Average goodwill and intangibles	(310,601)	(310,812)	(264,082)	(310,706)	(264,426)
Average tangible common equity	$820,295	$836,340	$823,122	$828,273	$826,056

Financial Update for National Penn Bancshares, Inc. (NPBC) for 6/30/2015

Unaudited, dollars in thousands except share and per share data
	As of
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
ASSETS
Cash and due from banks	$120,010	$102,500	$110,784	$96,856	$138,530
Interest-earning deposits with banks	118,375	131,166	303,055	98,512	73,384
Total cash and cash equivalents	238,385	233,666	413,839	195,368	211,914

Investment securities available-for-sale, at fair value	1,598,351	1,585,671	1,530,661	1,461,586	1,463,479
Investment securities held-to-maturity	842,192	884,211	921,042	864,234	892,536
Other securities	67,072	67,288	67,512	55,931	64,494
Loans held-for-sale	9,693	11,239	4,178	3,890	2,275

Loans	6,158,788	6,120,205	6,142,279	5,465,952	5,403,756
Allowance for loan losses	(84,816)	(89,729)	(90,675)	(88,927)	(89,848)
Loans, net	6,073,972	6,030,476	6,051,604	5,377,025	5,313,908

Premises and equipment, net	111,353	113,217	116,414	110,392	110,972
Accrued interest receivable	29,066	30,018	29,491	27,839	26,953
Bank owned life insurance	199,656	198,123	171,775	151,443	150,237
Other real estate owned and other repossessed assets	5,186	5,474	4,867	1,561	1,758
Goodwill	302,940	302,940	302,244	258,279	258,279
Other intangible assets, net	7,353	7,985	8,757	4,803	5,476
Unconsolidated investments	8,582	8,101	8,124	8,167	8,205
Other assets	110,513	119,545	120,357	112,482	107,887
TOTAL ASSETS	$9,604,314	$9,597,954	$9,750,865	$8,633,000	$8,618,373

LIABILITIES
Non-interest bearing deposits	$1,200,631	$1,142,192	$1,085,158	$990,438	$1,031,271
Interest bearing deposits	5,532,853	5,555,070	5,644,587	5,297,498	5,077,212
Total deposits	6,733,484	6,697,262	6,729,745	6,287,936	6,108,483

Customer repurchase agreements	539,850	603,880	607,705	580,290	587,686
Repurchase agreements	—	—	—	—	50,000
Federal Home Loan Bank advances and other borrowings	889,366	854,375	910,378	359,155	601,246
Senior long-term debt	125,000	125,000	125,000	125,000	—
Subordinated debentures	77,321	77,321	77,321	77,321	77,321
Accrued interest payable and other liabilities	101,615	109,021	112,077	96,114	92,229
TOTAL LIABILITIES	8,466,636	8,466,859	8,562,226	7,525,816	7,516,965

SHAREHOLDERS' EQUITY
Common stock	1,388,341	1,387,136	1,390,130	1,388,513	1,387,304
Accumulated deficit	(112,913)	(124,740)	(135,246)	(143,514)	(154,909)
Accumulated other comprehensive loss	(11,686)	(3,989)	(10,991)	(7,922)	(474)
Treasury stock	(126,064)	(127,312)	(55,254)	(129,893)	(130,513)
TOTAL SHAREHOLDERS' EQUITY	1,137,678	1,131,095	1,188,639	1,107,184	1,101,408

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$9,604,314	$9,597,954	$9,750,865	$8,633,000	$8,618,373

PER SHARE DATA
Book value	$8.12	$8.08	$8.08	$7.95	$7.91
Tangible book value (2)	$5.90	$5.86	$5.96	$6.06	$6.02
Dividends - quarterly	$0.11	$0.11	$0.11	$0.10	$0.10
Shares outstanding (end of period, net of treasury)	140,184,234	140,068,761	147,136,084	139,305,117	139,240,318

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Total shareholders' equity	$1,137,678	$1,131,095	$1,188,639	$1,107,184	$1,101,408
Goodwill and intangibles	(310,293)	(310,925)	(311,001)	(263,082)	(263,755)
Tangible common equity	$827,385	$820,170	$877,638	$844,102	$837,653
Shares outstanding	140,184,234	140,068,761	147,136,084	139,305,117	139,240,318
Tangible book value per share	$5.90	$5.86	$5.96	$6.06	$6.02

Total assets	$9,604,314	$9,597,954	$9,750,865	$8,633,000	$8,618,373
Goodwill and intangibles	(310,293)	(310,925)	(311,001)	(263,082)	(263,755)
Tangible assets	$9,294,021	$9,287,029	$9,439,864	$8,369,918	$8,354,618
Tangible common equity/tangible assets	8.90%	8.83%	9.30%	10.08%	10.03%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 6/30/2015

Unaudited, dollars in thousands except share and per share data
	For the Quarter Ended					For the Six Months Ended
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014	6/30/2015	6/30/2014
INTEREST INCOME
Loans, including fees	$58,077	$58,424	$58,532	$53,857	$52,476	$116,501	$105,058
Investment securities
Taxable	11,457	12,512	11,273	11,365	11,694	23,969	22,815
Tax-exempt	5,843	6,120	6,129	6,114	6,329	11,963	12,733
Deposits with banks	40	38	56	32	29	78	55
Total interest income	75,417	77,094	75,990	71,368	70,528	152,511	140,661
INTEREST EXPENSE
Deposits	4,618	4,521	4,616	4,483	4,671	9,139	9,444
Customer repurchase agreements	402	405	432	399	400	807	793
Repurchase agreements	—	—	—	197	608	—	1,209
Federal Home Loan Bank advances and other borrowings	1,659	1,593	1,398	1,297	1,370	3,252	2,918
Senior long-term debt	1,366	1,366	1,365	227	—	2,732	—
Subordinated debentures	537	527	535	535	528	1,064	1,057
Total interest expense	8,582	8,412	8,346	7,138	7,577	16,994	15,421
Net interest income	66,835	68,682	67,644	64,230	62,951	135,517	125,240
Provision for loan losses	1,000	1,000	3,500	1,000	—	2,000	1,251
Net interest income after provision for loan losses	65,835	67,682	64,144	63,230	62,951	133,517	123,989
NON-INTEREST INCOME
Wealth management	6,854	6,650	7,123	6,945	7,133	13,504	13,999
Service charges on deposit accounts	3,328	3,307	3,725	3,826	3,534	6,635	6,918
Insurance commissions and fees	3,219	3,182	2,979	3,029	3,209	6,401	6,806
Cash management and electronic banking fees	5,153	4,714	4,951	4,720	4,869	9,867	9,395
Mortgage banking	1,652	1,374	1,213	987	936	3,026	1,652
Bank owned life insurance	1,563	1,374	1,341	1,238	1,218	2,937	2,416
Earnings (losses) of unconsolidated investments	589	—	(43)	(20)	(9)	589	(486)
Gain on sale of non-performing loans	—	—	—	—	946	—	946
Other operating income	2,329	2,329	2,128	2,146	2,560	4,658	4,220
Net gains on sales of investment securities	—	—	13	—	—	—	8
Total non-interest income	24,687	22,930	23,430	22,871	24,396	47,617	45,874
NON-INTEREST EXPENSE
Salaries, wages and employee benefits	30,123	29,998	27,836	29,655	28,887	60,121	58,088
Premises and equipment	8,508	9,147	8,254	7,769	7,709	17,655	15,921
FDIC insurance	1,313	1,458	1,344	1,140	1,200	2,771	2,517
Other operating expenses	14,016	13,979	14,402	13,594	14,318	27,995	27,925
Acquisition related expenses	—	—	2,878	—	—	—	—
Total non-interest expense	53,960	54,582	54,714	52,158	52,114	108,542	104,451
Income before income taxes	36,562	36,030	32,860	33,943	35,233	72,592	65,412
Income tax expense	9,324	9,303	8,383	8,623	9,034	18,627	16,503
NET INCOME	$27,238	$26,727	$24,477	$25,320	$26,199	$53,965	$48,909

PER SHARE
Basic earnings	$0.19	$0.19	$0.17	$0.18	$0.19	$0.38	$0.35
Diluted earnings	$0.19	$0.19	$0.17	$0.18	$0.19	$0.38	$0.35
Adjusted diluted earnings	$0.19	$0.19	$0.18	$0.18	$0.19	$0.38	$0.35
Average shares - basic	140,126,314	142,911,230	145,277,964	139,275,683	139,191,923	141,511,079	140,270,062
Average shares - diluted	140,752,713	143,513,420	145,850,861	139,825,134	139,719,980	142,125,440	140,792,564

SUPPLEMENTAL DATA (annualized, average)
Return on assets	1.14%	1.14%	1.05%	1.17%	1.23%	1.14%	1.16%
Adjusted return on assets (3)	1.14%	1.14%	1.14%	1.17%	1.23%	1.14%	1.16%
Return on shareholders' equity	9.66%	9.45%	8.30%	9.11%	9.67%	9.55%	9.04%
Return on tangible common equity (1)	13.32%	12.96%	11.09%	11.97%	12.77%	13.14%	11.94%
Adjusted return on tangible common equity	13.32%	12.96%	12.02%	11.97%	12.77%	13.14%	11.94%
Efficiency ratio (4)	56.59%	57.10%	54.53%	57.29%	57.02%	56.85%	58.28%

(3) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Adjusted net income reconciliation
Net income	$27,238	$26,727	$24,477	$25,320	$26,199	$53,965	$48,909
After tax acquisition related expenses	—	—	2,054	—	—	—	—
Adjusted net income	$27,238	$26,727	$26,531	$25,320	$26,199	$53,965	$48,909

Adjusted diluted earnings per share
Diluted earnings per share	$0.19	$0.19	$0.17	$0.18	$0.19	$0.38	$0.35
After tax acquisition related expenses	—	—	0.01	—	—	—	—
Adjusted diluted earnings per share	$0.19	$0.19	$0.18	$0.18	$0.19	$0.38	$0.35

Adjusted net income	$27,238	$26,727	$26,531	$25,320	$26,199	$53,965	$48,909
Average assets	$9,544,673	$9,524,279	$9,269,113	$8,569,734	$8,512,845	$9,534,532	$8,496,357
Adjusted return on average assets (annualized)	1.14%	1.14%	1.14%	1.17%	1.23%	1.14%	1.16%

(4) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Efficiency ratio calculation
Non-interest expense	$53,960	$54,582	$54,714	$52,158	$52,114	$108,542	$104,451
Less:
Acquisition related expenses	—	—	2,878	—	—	—	—
Operating expenses	$53,960	$54,582	$51,836	$52,158	$52,114	$108,542	$104,451

Net interest income (taxable equivalent)	$70,660	$72,654	$71,641	$68,166	$66,992	$143,314	$133,343

Non-interest income	24,687	22,930	23,430	22,871	24,396	47,617	45,874
Less:
Net gains on investment securities	—	—	13	—	—	—	8
Adjusted revenue	$95,347	$95,584	$95,058	$91,037	$91,388	$190,931	$179,209

Efficiency ratio	56.59%	57.10%	54.53%	57.29%	57.02%	56.85%	58.28%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 6/30/2015

Unaudited, dollars in thousands except share and per share data

	For the Quarter Ended					For the Six Months Ended
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014	6/30/2015	6/30/2014
CHARGE-OFFS
Loan charge-offs	$7,789	$3,074	$3,781	$3,097	$5,125	$10,863	$10,143
Recoveries on loans	(1,876)	(1,128)	(2,029)	(1,176)	(1,721)	(3,004)	(2,373)
Net loan charge-offs	$5,913	$1,946	$1,752	$1,921	$3,404	$7,859	$7,770
Net loan charge-offs to average total loans (annualized)	0.39%	0.13%	0.12%	0.14%	0.25%	0.26%	0.29%

NET CHARGE-OFF DETAIL
Commercial and industrial loans	$4,874	$422	$(537)	$19	$2,049	$5,296	$3,199

Commercial real estate-permanent	(308)	601	245	1,072	599	293	1,022
Commercial real estate-construction	(92)	(95)	(628)	(221)	90	(187)	120
Total commercial real estate loans	(400)	506	(383)	851	689	106	1,142

Residential mortgages	70	248	1,139	138	162	318	1,843
Home equity lines and loans	1,064	230	723	355	389	1,294	1,173
All other consumer loans	305	540	810	558	115	845	413
Total consumer loans	1,439	1,018	2,672	1,051	666	2,457	3,429

Net loans charged-off	$5,913	$1,946	$1,752	$1,921	$3,404	$7,859	$7,770

	As of
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
ASSET QUALITY AND OTHER DATA
Non-accrual commercial and industrial loans	$8,923	$21,107	$21,931	$11,205	$9,641

Non-accrual commercial real estate-permanent	7,160	6,781	7,915	2,887	4,811
Non-accrual commercial real estate-construction	8,443	8,204	8,113	8,547	9,674
Total non-accrual commercial real estate loans	15,603	14,985	16,028	11,434	14,485

Non-accrual residential mortgages	8,307	8,326	7,706	6,803	6,265
Non-accrual home equity lines and loans	4,027	3,762	3,426	3,961	3,631
All other non-accrual consumer loans	1,387	1,458	1,746	1,467	1,495
Total non-accrual consumer loans	13,721	13,546	12,878	12,231	11,391

Total non-accrual loans	38,247	49,638	50,837	34,870	35,517

Restructured loans	8,792	8,557	8,255	7,996	7,969
Total non-performing loans	47,039	58,195	59,092	42,866	43,486

Acquired other real estate owned	3,450	3,450	3,675	—	—
Other real estate owned and repossessed assets	1,736	2,024	1,192	1,561	1,758
Total other real estate owned and repossessed assets	5,186	5,474	4,867	1,561	1,758
Total non-performing assets	52,225	63,669	63,959	44,427	45,244

Loans 90+ days past due & still accruing	1,903	2,230	2,183	2,961	2,097
Total non-performing assets and loans 90+ days past due	$54,128	$65,899	$66,142	$47,388	$47,341

Allowance for loan losses	$84,816	$89,729	$90,675	$88,927	$89,848
Allowance for loan losses/non-performing loans	180.3%	154.2%	153.4%	207.5%	206.6%
Allowance for loan losses/non-performing assets and loans 90+ days past due (excluding acquired other real estate owned)	167.4%	143.7%	145.2%	187.7%	189.8%
Allowance for loan losses/non-performing assets and loans 90+ days past due	156.7%	136.2%	137.1%	187.7%	189.8%
Allowance for loan losses/total originated loans	1.50%	1.61%	1.63%	1.63%	1.66%
Allowance for loan losses/total loans	1.37%	1.46%	1.48%	1.63%	1.66%
Provision/charge-offs, net	16.9%	51.4%	199.8%	52.1%	—%

Originated classified loans	$124,837	$142,892	$153,255	$169,790	$173,610
Acquired classified loans	2,671	1,715	9,534	—	—
Total classified loans	$127,508	$144,607	$162,789	$169,790	$173,610

Originated classified loans/total originated loans	2.21%	2.56%	2.75%	3.10%	3.21%
Total classified loans/total loans	2.07%	2.36%	2.65%	3.10%	3.21%
Delinquent loans (a)	$16,943	$15,968	$22,300	$20,171	$17,316
Delinquent loans/total loans	0.27%	0.26%	0.36%	0.37%	0.32%
Non-performing loans/total loans	0.76%	0.95%	0.96%	0.78%	0.80%

REGULATORY CAPITAL DATA (b)
Tier 1 capital	$906,281	$887,854	$963,629	$927,023	$913,126
Common equity tier 1 capital	838,602	822,511
Total capital	991,097	976,043	1,050,295	1,005,629	991,235
Risk-weighted assets	6,953,013	7,053,656	6,929,235	6,278,140	6,237,016
Tier 1 leverage ratio	9.85%	9.67%	10.78%	11.18%	11.09%
Tier 1 ratio	13.03%	12.59%	13.91%	14.77%	14.64%
Common equity tier 1 ratio	12.06%	11.66%
Total capital ratio	14.25%	13.84%	15.16%	16.02%	15.89%

(a) Includes loans 30-89 days past due and loans 90+ days past due and still accruing
(b) 2015 Regulatory Capital Data calculated in accordance with BASEL III

Financial Update for National Penn Bancshares, Inc. (NPBC) for 6/30/2015

Unaudited, dollars in thousands except share and per share data
	As of
Earning Assets / Liabilities	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Loan portfolio composition (regulatory):
Commercial / industrial	$890,890	$895,356	$852,804	$804,283	$815,168
Commercial real estate (c)	2,281,023	2,186,626	2,172,858	1,994,773	1,993,408
Residential mortgage	1,471,769	1,508,968	1,550,378	1,181,503	1,155,551
Real estate construction and land development	188,473	229,428	261,916	260,054	242,047
Home equity	874,386	867,784	875,903	817,723	803,553
Consumer	246,645	238,320	239,807	224,614	216,478
Other	215,295	204,962	192,791	186,892	179,826
Total	6,168,481	6,131,444	6,146,457	5,469,842	5,406,031

Investment securities and other securities	2,507,615	2,537,170	2,519,215	2,381,751	2,420,509
Other earning assets	118,375	131,166	303,055	98,512	73,384
Total earning assets (net of loan loss reserve)	$8,709,655	$8,710,051	$8,878,052	$7,861,178	$7,810,076

Loan portfolio composition (internal):
Commercial & industrial
Business purpose, real estate secured	$922,413	$918,985	$929,999	$897,812	$884,697
Business purpose, not secured by real estate	1,054,746	1,046,875	995,051	944,207	968,183
Commercial real estate (owner occupied)
Permanent	658,457	635,880	623,712	566,007	590,148
Construction / development	35,006	53,635	51,105	49,826	45,924
Leasing	—	—	—	18	41
Total commercial & industrial	2,670,622	2,655,375	2,599,867	2,457,870	2,488,993

Commercial real estate (non-owner occupied)
Permanent	1,291,059	1,226,847	1,229,318	1,086,346	1,042,928
Construction / development	137,351	169,271	203,542	208,728	182,506
Total commercial real estate	1,428,410	1,396,118	1,432,860	1,295,074	1,225,434
Total commercial	4,099,032	4,051,493	4,032,727	3,752,944	3,714,427

Consumer
Residential mortgage (personal purpose)
Permanent	856,976	869,562	893,732	644,919	644,322
Construction	10,192	15,384	14,625	16,004	13,128
Total residential mortgages	867,168	884,946	908,357	660,923	657,450

Home equity and direct installment	223,573	239,903	253,358	162,188	172,785
Home equity lines of credit	679,754	661,368	660,472	614,298	591,331
Total home equity	903,327	901,271	913,830	776,486	764,116

Private banking credit lines	90,946	90,919	96,689	95,049	95,324
Indirect vehicle and other	198,315	191,576	190,676	180,550	172,439
All other consumer	289,261	282,495	287,365	275,599	267,763
Total consumer	2,059,756	2,068,712	2,109,552	1,713,008	1,689,329

Loans	6,158,788	6,120,205	6,142,279	5,465,952	5,403,756

Loans held-for-sale	9,693	11,239	4,178	3,890	2,275

Total loans	$6,168,481	$6,131,444	$6,146,457	$5,469,842	$5,406,031

Deposit composition:
Savings	$722,051	$711,375	$678,294	$544,625	$552,885
NOW accounts	1,886,405	1,880,649	1,913,399	1,981,608	1,689,381
Money market accounts	1,734,059	1,755,276	1,827,233	1,658,815	1,684,410
Time deposits less than $100k	859,472	872,906	891,964	797,535	831,390
Time deposits $100k or greater	330,866	334,864	333,697	314,915	319,146
Total interest bearing deposits	5,532,853	5,555,070	5,644,587	5,297,498	5,077,212

Non-interest bearing deposits	1,200,631	1,142,192	1,085,158	990,438	1,031,271

Total deposits	$6,733,484	$6,697,262	$6,729,745	$6,287,936	$6,108,483

(c) Includes owner occupied

Financial Update for National Penn Bancshares, Inc. (NPBC) for 6/30/2015

Unaudited, dollars in thousands except share and per share data
	Quarterly, as of										Six Months, as of
	6/30/2015		3/31/2015		12/31/2014		9/30/2014		6/30/2014		6/30/2015		6/30/2014
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total loans*	$6,146,507	3.83%	$6,131,280	3.91%	$5,932,806	3.96%	$5,406,073	4.00%	$5,360,641	3.97%	$6,138,935	3.87%	$5,351,694	4.01%
Investment securities*	2,515,825	3.26%	2,529,343	3.52%	2,470,862	3.32%	2,400,867	3.43%	2,414,063	3.56%	2,522,547	3.39%	2,411,689	3.55%
Interest earning deposits	92,867	0.17%	97,917	0.16%	124,710	0.18%	85,310	0.15%	67,112	0.17%	95,378	0.16%	68,161	0.16%

Total earning assets	8,755,199	3.63%	8,758,540	3.75%	8,528,378	3.72%	7,892,250	3.79%	7,841,816	3.81%	8,756,860	3.69%	7,831,544	3.83%
Total assets	9,544,673		9,524,279		9,269,113		8,569,734		8,512,845		9,534,532		8,496,357

Savings	714,135	0.10%	693,482	0.11%	638,913	0.10%	549,589	0.10%	550,336	0.10%	703,865	0.10%	542,561	0.10%
NOW accounts	1,908,400	0.14%	1,864,261	0.14%	1,987,346	0.15%	1,845,595	0.15%	1,717,629	0.14%	1,886,453	0.14%	1,668,362	0.14%
Money market accounts	1,761,906	0.22%	1,836,268	0.22%	1,788,019	0.22%	1,681,361	0.22%	1,687,193	0.21%	1,798,882	0.22%	1,679,241	0.21%
Time deposits	1,199,076	0.94%	1,210,270	0.90%	1,210,685	0.88%	1,132,513	0.96%	1,179,576	1.03%	1,204,642	0.92%	1,206,535	1.05%

Total interest bearing deposits	5,583,517	0.33%	5,604,281	0.33%	5,624,963	0.33%	5,209,058	0.34%	5,134,734	0.36%	5,593,842	0.33%	5,096,699	0.37%

Non-interest bearing deposits	1,143,551		1,091,409		1,078,218		1,005,457		1,006,120		1,117,624		987,230
Total deposits	6,727,068	0.28%	6,695,690	0.27%	6,703,181	0.27%	6,214,515	0.29%	6,140,854	0.31%	6,711,466	0.27%	6,083,929	0.31%

Customer repurchase agreements	556,813	0.29%	568,750	0.29%	589,944	0.29%	546,119	0.29%	546,284	0.29%	562,748	0.29%	543,677	0.29%
Repurchase agreements	—	0.00%	—	0.00%	—	0.00%	16,032	4.87%	50,000	4.87%	—	0.00%	50,000	4.87%
Federal Home Loan Bank advances and other borrowings	824,456	0.81%	805,516	0.80%	503,081	1.10%	505,349	1.02%	522,160	1.05%	815,038	0.80%	559,282	1.05%
Senior long-term debt	125,000	4.38%	125,000	4.43%	125,000	4.33%	20,380	4.42%	—	0.00%	125,000	4.41%	—	0.00%
Subordinated debentures	77,321	2.79%	77,321	2.76%	77,321	2.75%	77,321	2.75%	77,321	2.74%	77,321	2.77%	77,321	2.76%
Total deposits and borrowings	8,310,658	0.41%	8,272,277	0.41%	7,998,527	0.41%	7,379,716	0.38%	7,336,619	0.41%	8,291,573	0.41%	7,314,209	0.43%
Total interest bearing liabilities	$7,167,107	0.48%	$7,180,868	0.48%	$6,920,309	0.48%	$6,374,259	0.44%	$6,330,499	0.48%	$7,173,949	0.48%	$6,326,979	0.49%

Net interest margin (FTE)		3.24%		3.36%		3.33%		3.43%		3.43%	3.30%	3.43%

Wealth assets under management, at period end	$2,587,907		$2,609,834		$2,501,015		$2,411,463		$2,574,509

*Fully taxable equivalent ("FTE") basis, using a 35% statutory tax rate

Financial Update for National Penn Bancshares, Inc. (NPBC) for 6/30/2015

Unaudited

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

	Quarterly, as of
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
PA
Total number of retail branch offices	116	119	119	110	110
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	126	128	127	120	117

NJ
Total number of retail branch offices	7	7	7	—	—
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	—	—	—	—	—
Total number of ATMs	6	6	6	—	—

MD
Total number of retail branch offices	1	1	1	1	1
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	—	—	—	—	—
Total number of ATMs	1	1	1	1	1

TOTAL
Total number of retail branch offices	124	127	127	111	111
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	133	135	134	121	118

EOP employees (full-time equivalent)	1,573	1,596	1,658	1,549	1,574